UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K12B

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 28, 2024 (June 27, 2024)

Kiniksa Pharmaceuticals International, plc

(Exact Name of Registrant as Specified in Charter)

England and Wales	001-38492	Applied For
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

c/o Kiniksa Pharmaceuticals (UK), Ltd.

Third Floor, 23 Old Bond Street

London, United Kingdom

W1S 4PZ

(808) 451-3453

(Address, zip code and telephone number, including area code of principal executive offices)

Kiniksa Pharmaceuticals Corp.

100 Hayden Avenue

Lexington, MA, 02421

(781) 431-9100

(Address, zip code and telephone number, including area code of agent for service)

Kiniksa Pharmaceuticals, Ltd.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares $0.000273235 nominal value	KNSA	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Background Information

On June 27, 2024 (the “Effective Date”), Kiniksa Pharmaceuticals, Ltd., a Bermuda exempted company limited by shares (“Kiniksa Bermuda”) and Kiniksa Pharmaceuticals International, plc, a public limited company incorporated under the laws of England and Wales (the “Company”) completed the previously announced transaction pursuant to which the Company became the successor issuer to Kiniksa Bermuda following the effectiveness of the Bermuda court-approved scheme of arrangement (the “Scheme”) on June 14, 2024. The Scheme was previously approved by Kiniksa Bermuda’s shareholders. Pursuant to the Scheme, the shareholders of Kiniksa Bermuda became shareholders of the Company and the Company became the ultimate parent and holding company of Kiniksa Bermuda, thereby effecting a change in the place of incorporation of Kiniksa Bermuda from Bermuda to the United Kingdom (the “Redomiciliation”).

In connection with the Redomiciliation, (i) each holder of Kiniksa Bermuda Class A common shares, par value of $0.000273235 per share (the “Class A Shares”) issued and outstanding immediately before the Redomiciliation was effected received class A ordinary shares, nominal value of $0.000273235 in the capital of the Company (“Class A Ordinary Shares”), on a one-for-one basis in respect of such issued and outstanding Class A Shares; (ii) each holder of Kiniksa Bermuda Class A1 shares, par value $0.000273235 per share (the “Class A1 Shares”) issued and outstanding immediately before the Redomiciliation was effected received class A1 ordinary shares, nominal value of $0.000273235 in the capital of the Company (“Class A1 Ordinary Shares”), on a one-for-one basis in respect of such outstanding Class A1 Shares; (iii) each holder of Kiniksa Bermuda Class B shares, par value $0.000273235 per share (the “Class B Shares”) issued and outstanding immediately before the Redomiciliation was effected received class B ordinary shares, nominal value of $0.000273235 in the capital of the Company (“Class B Ordinary Shares”), on a one-for-one basis in respect of such issued and outstanding Class B Shares; and (iv) each holder of Kiniksa Bermuda Class B1 shares, par value $0.000273235 per share (the “Class B1 Shares;” together with the Class A Shares, the Class A1 Shares and the Class B Shares, the “Common Shares”) issued and outstanding immediately before the Redomiciliation was effected received class B1 ordinary shares, nominal value of $0.000273235 in the capital of the Company (“Class B1 Ordinary Shares;” together with the Class A Ordinary Shares, Class A1 Ordinary Shares and Class B Ordinary Shares, the “Company Shares”) and, on a one-for-one basis in respect of such issued and outstanding Class B1 Shares; (v) Kiniksa Bermuda issued one Class A Share to the Company (the “Company Common Share”); (vi) all of the Common Shares in Kiniksa Bermuda save for the Company Common Share were cancelled; and (vii) Kiniksa Bermuda transferred all of its right, title and interest in its assets and assigned or novated (as the case may have been) all of its liabilities (if any) to the Company.

On the Effective Date, Kiniksa Bermuda delivered a copy of the order of the Supreme Court of Bermuda (the “Court”) sanctioning the Scheme to the Bermuda Registrar of Companies and the Scheme became effective and binding on all Kiniksa Bermuda shareholders as of the effective time of the Scheme (10:35 p.m. Eastern Time on June 27, 2024 (the “Redomiciliation Time”)), and Kiniksa Bermuda became a subsidiary of the Company, thereby consummating the Redomiciliation. In connection with the Redomiciliation, the Company has adopted the Articles of Association (the “Articles of Association”) in the form attached hereto as Exhibit 3.1.

The Class A Shares were previously listed on the Nasdaq Global Select Market (“Nasdaq”) under the symbol “KNSA”. The Class A Ordinary Shares began trading on Nasdaq as of market open on June 28, 2024 under the symbol “KNSA”, the same symbol under which the Class A Shares traded prior to the Effective Date.

Item 1.01 Entry Into a Material Definitive Agreement

In connection with the Redomiciliation, certain shareholders received A Depositary Receipts, A1 Depositary Receipts, B Depositary Receipts and/or B1 Depositary Receipts (collectively, the “Depositary Receipts”), each representing one Class A Ordinary Share, Class A1 Ordinary Share, Class B Ordinary Share or Class B1 Ordinary Share, as applicable. The Depositary Receipts were issued by Computershare Trust Company, N.A., as depositary (the “Depositary”), and a nominee for the Depositary (the “Depositary Nominee”) is the registered holder of the Company Shares issued in exchange for the Depositary Receipts.

The Depositary Receipts arrangement was established because, as a result of restrictions on transfer on certain of the Company Shares concerned, such Company Shares could not be issued directly into The Depository Trust Company (“DTC”) at the time of the Redomiciliation. The use of the Depositary allows for the Company Shares underlying the Depositary Receipts to be held in the Depositary initially and subsequently transferred into DTC without the application of U.K. stamp duty or SDRT, provided certain conditions are met. The Depositary Receipts are not registered or listed on any stock exchange, are not currently eligible for deposit and clearing in DTC, and no trading market for them is expected to develop. Instead, subject to compliance with applicable securities laws and contractual restrictions on transfer, the holders of the Depositary Receipts may request of the Depositary that all or a portion of their Depositary Receipts be cancelled in order to effectuate a transfer of the ordinary shares underlying such Depositary Receipts to Cede & Co., as nominee/custodian for DTC, which will hold the transferred ordinary shares on its customary terms, in order to settle trades of such ordinary shares (in the public market or otherwise), or to otherwise hold or transfer such shares through and within the DTC clearance system.

Subject to compliance with applicable securities laws and contractual restrictions on transfer, the holders of the Depositary Receipts are generally entitled to the same rights as a direct holder of Company Shares or an investor holding book-entry interests in Company Shares through the DTC clearance system.

The foregoing summary of the Depositary Receipts arrangements does not purport to be complete and is qualified in its entirety by reference to the Agreement for the Provision of Depositary Services and Custody Services, dated as of June 28, 2024, in respect of Company A Depositary Receipts and A1 Depositary Receipts among Computershare Trust Company, N.A., the Company and Holders of A Depositary Receipts and A1 Depositary Receipts and the Agreement for the Provision of Depositary Services and Custody Services, dated as of June 28, 2024, in respect of Company B Depositary Receipts and B1 Depositary Receipts among Computershare Trust Company, N.A., the Company and Holders of B Depositary Receipts and B1 Depositary Receipts, copies of which are attached thereto as Exhibits 10.10 and 10.11, respectively, and the terms of which are incorporated herein by reference.

Item 3.01 Notice of Delisting; Transfer of Listing.

The information set forth in the “Background Information-Consummation of the Redomiciliation” section of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in the “Background Information-Consummation of the Redomiciliation” section of this Current Report on Form 8-K is incorporated by reference herein.

In connection with the Redomiciliation, the Company issued approximately 40,447,538 Class A Ordinary Shares, 1,795,158 Class B Ordinary Shares, 12,781,964 Class A1 Ordinary Shares and 16,057,618 Class B1 Ordinary Shares to holders of Company Shares immediately prior to the Redomiciliation Time. The terms and conditions of the issuance were sanctioned by the Court after a hearing upon the fairness thereof at which all shareholders of Kiniksa Bermuda had a right to appear and of which adequate notice had been given. The issuance was exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 3(a)(10) thereof.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 is incorporated by reference herein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Directors and Officers of the Company

In connection with the Redomiciliation, the executive officers of Kiniksa Bermuda immediately prior to the Effective Date became the executive officers of the Company with the same title as such executive officers held with Kiniksa Bermuda. Specifically, Sanj K. Patel will serve as Chief Executive Officer and Chairman of the Board of Directors of the Company (the “Board”) and will accordingly serve as the Company’s principal executive officer. Mark Ragosa will serve as Chief Financial Officer and will accordingly serve as the Company’s principal financial officer. Michael Megna will serve as Group Vice President of Finance and Chief Accounting Officer and will accordingly serve as principal accounting officer. Eben Tessari will serve as Senior Vice President, Chief Operating Officer and will accordingly serve as principal operating officer. John F. Paolini, M.D. will serve as Senior Vice President and Chief Medical Officer. Biographical and other information (including compensation arrangements) concerning the named executive officers of the Company is included in that certain definitive proxy statement of Kiniksa Bermuda, filed with the Securities and Exchange Commission (the “SEC”) on April 23, 2024 (the “Proxy Statement”) and is incorporated herein by reference.

In addition, the directors of Kiniksa Bermuda immediately prior to the Effective Date became the directors of the Company following consummation of the Redomiciliation, and the Company replicated the committees of the board of directors, and the membership thereof, that previously were in place for Kiniksa Bermuda. The Board is divided among three classes: Sanj K. Patel, Thomas R. Malley, and Richard S. Levy were each designated to be a Class I director of the Company, whose terms will expire at the annual meeting of the Company’s shareholders in the year 2025 (the “2025 Annual Meeting”). Stephen R. Biggar, G. Bradley Cole, and Barry D. Quart were each designated to be a Class II director of the Company, whose terms will also expire at the 2025 Annual Meeting. Felix J. Baker, Tracey L. McCain, and Kimberly J. Popovits were each designated to be a Class III director of the Company, whose terms will also expire at the 2025 Annual Meeting. At the 2025 Annual Meeting, the Class I Directors shall be elected for a three-year term of office, the Class II Directors shall be elected for a one-year term of office and the Class III Directors shall be elected for a two-year term of office. The directors of each class will hold office until their respective death, resignation or removal and until their respective successors are elected and qualified. Biographical and other information concerning each of these individuals is included in the Proxy Statement and is incorporated herein by reference.

In connection with the Redomiciliation, the Company has entered into indemnification agreements with its directors and executive officers, under which the Company has indemnified them, to the fullest extent permitted by applicable law, against all losses suffered or incurred by them in the event that they are a party to or involved in any claim arising in connection with their appointment as director, officer, employee, agent or fiduciary of the Company or its affiliate undertakings or another corporation at the request of the Company. A copy of the forms of director and officer indemnification agreements are attached hereto as Exhibits 10.1 and 10.2, respectively and are incorporated herein by reference. The foregoing summary of such indemnification agreements is qualified in its entirety by reference to the full text thereof set forth in Exhibits 10.1 and 10.2.

Incentive Plans

In connection with the Redomiciliation, the Company has assumed the rights and obligations of Kiniksa Bermuda in each of the Kiniksa Bermuda 2015 Equity Incentive Plan (the “2015 Plan”), the Kiniksa Bermuda 2018 Equity Incentive Award Plan (the “2018 Plan”) and the Kiniksa Bermuda 2018 Employee Share Purchase Plan (the “2018 ESPP” and together with the 2015 Plan and the 2018 Plan, the “KNSA Equity Incentive Plans”) and all outstanding equity awards issued under the KNSA Equity Incentive Plans. All outstanding equity awards granted under the KNSA Equity Incentive Plans have been converted on a one-for-one basis to become equity awards with respect to ordinary shares of the Company of the same class, and all award agreements were deemed amended to reflect this conversion (including that all references to Kiniksa Bermuda in the award agreements will now refer to the Company). All other material terms and conditions of the outstanding awards remain the same. Copies of the amended 2015 Plan, 2018 Plan and 2018 ESPP are attached hereto as Exhibits 10.3, 10.4 and 10.8, respectively, and are incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Redomiciliation, the Company adopted the Articles of Association in the form attached hereto as Exhibit 3.1 hereto and incorporated herein by reference. The material differences between the terms of the restated certificate of incorporation and the amended and restated bye-laws of Kiniksa Bermuda and the Articles of Association were previously disclosed in the Proxy Statement, for which Notice of Internet Availability was first mailed to shareholders of Kiniksa Bermuda on or about April 23, 2024. In addition, the description of the Company Shares set forth in Exhibit 4.2 hereto is incorporated herein by reference.

Item 8.01 Other Events.

Successor Issuer

Pursuant to Rule 12g-3(a) promulgated under the Exchange Act, the Company is the successor issuer to Kiniksa Bermuda and the Class A Ordinary Shares are deemed to be registered under Section 12(b) of the Exchange Act. The Class A Ordinary Shares were approved for listing on Nasdaq and will begin trading on June 28, 2024 under the symbols “KNSA”, the same symbol under which the Class A Shares previously traded. The Company hereby reports this succession in accordance with Rule 12g-3(f) promulgated under the Exchange Act.

Description of Share Capital of the Company

A description of the share capital of the Company is attached hereto as Exhibit 4.2 and is incorporated by reference herein. Such description does not purport to be complete and is qualified in its entirety by reference to the full text of the Articles of Association, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Name
3.1	Articles of Association of Kiniksa Pharmaceuticals International, plc

4.1	Specimen Share Certificate evidencing Class A Ordinary Shares

4.2	Description of Kiniksa Pharmaceuticals International, plc Securities

10.1	Form of Indemnification Agreement for Directors

10.2	Form of Indemnification Agreement for Officers

10.3	2015 Equity Incentive Plan.

10.4	2018 Incentive Award Plan and forms of award agreement thereunder

10.5	2018 Incentive Award Plan; Subplan for UK Employees and forms of award agreement thereunder

10.6	2018 Incentive Award Plan forms of option grant notice and option agreement for German participants, restricted share grant notice and restricted share agreement for German participants, and restricted share unit grant notice and restricted share unit agreement for German participants

10.7	2018 Incentive Award Plan forms of option grant notice and option agreement for Swiss participants, restricted share grant notice and restricted share agreement for Swiss participants, and restricted share unit grant notice and restricted share unit agreement for Swiss participants

10.8	2018 Employee Share Purchase Plan

10.9	Offering document under the 2018 Employee Share Purchase Plan

10.10	Agreement for the Provision of Depositary Services and Custody Services, dated as of June 28, 2024, in respect of Kiniksa Pharmaceuticals International, plc A Depositary Receipts and A1 Depositary Receipts among Computershare Trust Company, N.A., Kiniksa Pharmaceuticals International, plc and Holders of A Depositary Receipts and A1 Depositary Receipts

10.11	Agreement for the Provision of Depositary Services and Custody Services, dated as of June 28, 2024, in respect of Kiniksa Pharmaceuticals International, plc B Depositary Receipts and B1 Depositary Receipts among Computershare Trust Company, N.A., Kiniksa Pharmaceuticals International, plc and Holders of B Depositary Receipts and B1 Depositary Receipts

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINIKSA PHARMACEUTICALS INTERNATIONAL, PLC

By:	/s/ Madelyn Zeylikman
Madelyn Zeylikman
Senior Vice President, General Counsel and Secretary

Date: June 28, 2024